UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 29th, 2006

ZIX CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 370-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Form of Amended and Restated Common Stock Purchase Warrant - 166,667 shares
Form of Amended and Restated Common Stock Purchase Warrant - 108,964 shares

Item 8.01 Other Events
     The purpose of this Form 8-K is to amend the Selling Shareholder table beginning on page 14 of the Prospectus contained in the Zix Corporation (the “Company” or “we”) Registration Statement No. 333-124318 on Form S-3, for the reasons described below.
     There are currently pending two registration statements (the “Pending Registration Statements”) on Form S-3 filed by the Company pertaining to shares of our common stock, $0.01 par value, previously issued by us and potentially issuable by us to Amulet Limited (“Amulet”) and Omicron Master Trust (“Omicron”), or their respective transferees or assignees (together, the “Investors”) and to Rodman & Renshaw, LLC (the “Placement Agent”). These Registration Statements, No. 333-120548, which was declared effective by the Securities and Exchange Commission (“SEC”) in February 2005, and No. 333-124318, which was declared effective by the SEC in July 2005, cover resales of shares of our common stock shares previously issued by us and potentially issuable by us in connection with:
•	The conversion or redemption of certain convertible notes originally issued by us to the Investors (and subsequently paid) in November 2004 in a private placement transaction,

•	The payment of interest on these convertible notes using our shares of common stock, and

•	The issuance of shares of our common stock potentially issuable upon the exercise of warrants issued to the Investors and the Placement Agent.
A copy of the warrants issued to the Placement Agent with respect to the November 2004 Transaction is attached hereto as Exhibit 4.1. The convertible notes issued to the Investors have been fully redeemed by us and are no longer outstanding.
     This November 2004 private placement transaction is referred to herein as the “November 2004 Transaction.”
     On August 9, 2005, pursuant to a Securities Purchase Agreement, dated August 9, 2005, we agreed to issue and sell, in a private placement transaction, an aggregate of 10,503,862 shares of our common stock and warrants to purchase up to an additional 3,466,274 shares of our common stock. This private placement transaction, referred to herein as the “August 2005 Transaction” was the subject of a filing by the Company on Form 8-K, dated August 9, 2005.
     Because the Investors participated in the August 2005 Transaction, in accordance with the terms of our engagement letter with the Placement Agent entered into in connection with the November 2004 Transaction, the Placement Agent was entitled to receive, as an additional placement fee, warrants to purchase shares of our common stock on substantially the same terms and conditions as the warrants issued to the investors in the August 2005 Transaction. We subsequently issued to the Placement Agent additional warrants (the “additional warrants”) to purchase 108,964 shares of our common stock at an exercise price of $3.04 per share, expiring August 8, 2010. A copy of the warrants issued to the Placement Agent with respect to the

August 2005 Transaction is attached hereto as Exhibit 4.2. The shares of our common stock potentially issuable upon the exercise of the additional warrants issued to the Placement Agent were not included in the Pending Registration Statements because the Pending Registration Statements were filed prior to the issuance of the additional warrants to the Placement Agent.
     Furthermore, Omicron has subsequently transferred certain of the warrants previously issued to it to Rockmore Investment Master Fund Ltd. (“Rockmore”), and Amulet has subsequently transferred certain of the warrants previously issued to it to Sunrise Partners Limited Partnership (“Sunrise”).
     The purpose of this Form 8-K is to amend the “selling shareholder” table appearing in the “Selling Shareholders” section on page 14 of the Prospectus contained in Registration Statement No. 333-124318 to:
•	Include the additional warrants issued to the Placement Agent

•	State the current beneficial ownership of the Company’s common stock of each of Omicron and Amulet following the transfer of certain warrants to acquire shares of our common stock previously held by them to Rockmore and Sunrise, respectively, and

•	Add Rockmore and Sunrise to the selling shareholder table.
     Accordingly, the selling shareholder table is amended in its entirety to read as set forth below:

OWNERSHIP PRIOR TO OFFERING						OWNERSHIP AFTER OFFERING
	NUMBER OF			SHARES TO BE		NUMBER OF
NAME OF OWNER	SHARES		PERCENTAGE	SOLD		SHARES	PERCENTAGE
Amulet Limited(1)	391,499	(6)	*	587,249	(8)	0	0%
Omicron Master Trust(2)	960,266	(7)	*	1,440,399	(8)	0	0%
Rockmore Investment Master Fund Ltd.(3)	417,628	(6)	*	626,442	(8)	0	0%
Rodman & Renshaw, LLC(4)	275,631	(6)	*	413,447	(8)	0	0%
Sunrise Partners Limited Partnership(5)	636,185	(6)	*	954,278	(8)	0	0%

*	Less than 1%.

(1)	Each of Amaranth Securities L.L.C. and Amaranth Global Securities Inc. is a broker-dealer registered pursuant to Section 15(b) of the Securities Exchange Act of 1934 (“Exchange Act”) and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). Each such broker-dealer may be deemed to be an affiliate of the selling shareholder. Neither of such broker-dealers, however, is authorized by the NASD to engage in securities offerings either as an underwriter or as a selling group participant and neither of such broker-dealers actually engages in any such activity. The selling shareholder has informed us that it acquired the securities in the ordinary course of business, and at the time of the acquisition of the securities had no agreements, understandings or arrangements with any other persons, either directly or indirectly, to distribute the securities.

Amaranth Advisors L.L.C., the trading advisor for Amulet Limited, exercises voting and dispositive power over the convertible note and warrant held by the selling shareholder. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C.

(2)	Omicron Capital, L.P., a Delaware limited partnership (“Omicron Capital”), serves as investment manager to Omicron Master Trust, a trust formed under the laws of Bermuda (“Omicron”); Omicron Capital, Inc., a Delaware corporation (“OCI”), serves as general partner of Omicron Capital; and Winchester Global Trust Company Limited (“Winchester”) serves as the trustee of Omicron. By reason of such relationships, Omicron Capital and OCI may be deemed to share dispositive power over the shares of our common stock owned by Omicron, and Winchester may be deemed to share voting and dispositive power over the shares of our common stock owned by Omicron. Omicron Capital, OCI and Winchester disclaim beneficial ownership of such shares of our common stock. As of December 29, 2006, Mr. Olivier H. Morali and Mr. Bruce T. Bernstein, officers of OCI, have delegated authority from the board of directors of OCI regarding the portfolio management decisions with respect to the shares of our common stock owned by Omicron. By reason of such delegated authority, Messrs. Morali and Bernstein may be deemed to share dispositive power over the shares of our common stock owned by Omicron. Messrs. Morali and Bernstein disclaim beneficial ownership of such shares of our common stock and neither of such persons has any legal right to maintain such delegated authority. No other person has sole or shared voting or dispositive power with respect to the shares of our common stock being offered by Omicron, as those terms are used for purposes under Regulation 13D-G of the Exchange Act. Omicron and Winchester are not “affiliates” of one another, as that term is used for purposes of the Exchange Act or of any other person named in this prospectus as a selling stockholder. No person or “group” (as that term is used in Section 13(d) of the Exchange Act or the SEC’s Regulation 13D-G) controls Omicron and Winchester.

(3)	Rockmore Capital, LLC (“Rockmore Capital”) and Rockmore Partners, LLC (“Rockmore Partners”), each a limited liability company formed under the laws of the State of Delaware, serve as the investment manager and general partner, respectively, to Rockmore Investments (US) LP, a Delaware limited partnership, which invests all of its assets through Rockmore Investment Master Fund Ltd., an exempted company formed under the laws of Bermuda (“Rockmore Master Fund”). By reason of such relationships, Rockmore Capital and Rockmore Partners may be deemed to share dispositive power over the shares of our common stock owned by Rockmore Master Fund. Rockmore Capital and Rockmore Partners disclaim beneficial ownership of such shares of our common stock. Rockmore Partners has delegated authority to Rockmore Capital regarding the portfolio management decisions with respect to the shares of common stock owned by Rockmore Master Fund and, as of December 29, 2006, Mr. Bruce T. Bernstein and Mr. Brian Daly, as officers of Rockmore Capital, are responsible for the portfolio management decisions of the shares of common stock owned by Rockmore Master Fund. By reason of such authority, Messrs. Bernstein and Daly may be deemed to share dispositive power over the shares of our common stock owned by Rockmore Master Fund. Messrs. Bernstein and Daly disclaim beneficial ownership of such shares of our common stock and neither of such persons has any legal right to maintain such authority. No other person has sole or shared voting or dispositive power with respect to the shares of our common stock as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended. No person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, or the SEC’s Regulation 13D-G) controls Rockmore Master Fund.

(4)	Rodman & Renshaw, LLC is a broker-dealer registered pursuant to Section 15(b) of the Exchange Act and is a member of the NASD.

(5)	Sunrise Partners Limited Partnership (“Sunrise Partners L.P.”), the parent of INFM Securities L.L.C. and an indirect parent of Paloma Securities L.L.C., is a limited partnership formed under the laws of the State of Delaware with principal offices in Connecticut. As of December 29, 2006, each of Mr. S. Donald Sussman and Mr. Lauren Rose have voting and dispositive powers over the shares of our common stock owned by Sunrise Partners L.P. Mr. Sussman and Mr. Rose disclaim beneficial ownership of such shares of our common stock. No other person has sole or shared voting or dispositive power with respect to the shares of our common stock as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended.

(6)	Represents shares of common stock issuable upon exercise of warrants beneficially owned by the selling shareholder.

(7)	Represents shares of common stock beneficially owned by the selling shareholder, including 913,294 shares of common stock issuable upon the exercise of warrants beneficially owned by the selling shareholder.

(8)	Represents 150% of the shares beneficially owned by the selling shareholder.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

4.1	Form of Amended and Restated Common Stock Purchase Warrant to purchase 166,667 shares of Zix Corporation Common Stock (filed herewith).

4.2	Form of Amended and Restated Common Stock Purchase Warrant to purchase 108,964 shares of Zix Corporation Common Stock (filed herewith).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION
(Registrant)

Date: December 29th, 2006	By:	/s/ Barry W. Wilson

Barry W. Wilson
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of Amended and Restated Common Stock Purchase Warrant to purchase 166,667 shares of Zix Corporation Common Stock

4.2	Form of Amended and Restated Common Stock Purchase Warrant to purchase 108,964 shares of Zix Corporation Common Stock